                                DOUBLECLICK INC.
              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                               AS OF JUNE 30, 1999
                                 (IN THOUSANDS)


                                                                                DOUBLECLICK/
                                                                                   ABACUS/                             DOUBLECLICK/
                                                                                 NETGRAVITY                             NETGRAVITY/
                                                                                    PRO                                   ABACUS
                                                              HISTORICAL           FORMA                                 PRO FORMA
                                                        ---------------------   -----------           HISTORICAL        -----------
                                                         DOUBLECLICK  ABACUS      COMBINED            NETGRAVITY          COMBINED
                                                         -----------  ------    -----------           ----------        -----------
ASSETS
CURRENT ASSETS:
Cash, cash equivalents and short-term investments        $372,988     $23,563      $396,551           $125,043           $521,594
Accounts receivable, net.........................          20,351      14,857        35,208              9,231             44,439
Prepaid expenses and other current assets........           2,033       3,301         5,334              1,909              7,243
                                                         --------     -------      --------           --------           --------
      Total current assets.......................         395,372      41,721       437,093            136,183            573,276
Property and equipment, net......................          21,168       7,114        28,282              5,870             34,152
Investments and other assets.....................           5,801         146         5,947              1,655              7,602
                                                         --------     -------      --------           --------           --------
      Total assets...............................        $422,341     $48,981      $471,322           $143,708           $615,030
                                                         ========     =======      ========           ========           ========
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable and accrued expenses............         $28,055      $5,756       $33,811             $4,893            $38,704
Deferred revenues................................           6,482          --         6,482              7,791             14,273
Deferred license and service fees................             344          --           344                 --                344
                                                         --------     -------      --------           --------           --------
      Total current liabilities..................          34,881       5,756        40,637             12,684             53,321
Convertible subordinated notes...................         250,000          --       250,000                 --            250,000
Other liabilities................................             295         447           742                 --                742

STOCKHOLDERS' EQUITY:
Common stock.....................................              40          10            50                 18                 68
Additional paid-in capital.......................         205,221      14,499       219,720            161,121            380,841
Accumulated earnings (deficit)...................        (67,253)      28,269       (38,984)           (28,849)           (67,833)
Deferred compensation............................           (265)          --          (265)            (1,266)            (1,531)
Other comprehensive income (loss)................           (578)          --          (578)               --                (578)
                                                         --------     -------      --------           --------           --------
      Total stockholders' equity.................         137,165      42,778       179,943            131,024            310,967

      Total liabilities and stockholders' equity.        $422,341     $48,981      $471,322           $143,708           $615,030
                                                         --------     -------      --------           --------           --------


    The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

                                DOUBLECLICK INC.
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1999
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                                                                                          DOUBLECLICK/
                                                                              DOUBLECLICK/                  ABACUS/
                                                                               ABACUS                      NETGRAVITY
                                                       HISTORICAL             PRO FORMA     HISTORICAL     PRO FORMA
                                               -------------------------      ---------     ----------     ----------
                                               DOUBLECLICK       ABACUS       COMBINED      NETGRAVITY      COMBINED
                                               -----------      --------      ---------     ----------     ----------

Revenues ..................................      $ 53,079       $ 25,968       $ 79,047         10,221       $ 89,268
Cost of revenues ..........................        25,038          6,463         31,501          4,796         36,297
                                                 --------       --------       --------       --------       --------
   Gross profit ...........................        28,041         19,505         47,546          5,425         52,971
                                                 --------       --------       --------       --------       --------

Operating expenses:
   Sales and marketing ....................        25,059          8,142         33,201          6,898         40,099
   General and administrative .............         8,750          2,643         11,393          2,417         13,810
   Product development ....................         7,691          1,381          9,072          3,577         12,649
   Facility relocation & other ............         2,132             --          2,132             --          2,132
                                                 --------       --------       --------       --------       --------

      Total operating expenses ............        43,632         12,166         55,798         12,892         68,690
                                                 --------       --------       --------       --------       --------

Income (loss) from operations .............       (15,591)         7,339         (8,252)        (7,467)       (15,719)
Equity in losses of joint venture .........            --           (365)          (365)            --           (365)
Interest and other net ....................         3,055            567          3,622          1,615          5,237
                                                 --------       --------       --------       --------       --------

Income (loss) before income taxes .........       (12,536)         7,541         (4,995)        (5,852)       (10,847)
Provision for income taxes ................            --          2,964          2,964             --          2,964
                                                 --------       --------       --------       --------       --------

Net income (loss) .........................      $(12,536)      $  4,577       $ (7,959)      $ (5,852)      $(13,811)
                                                 ========       ========       ========       ========       ========
Net income (loss) per share--basic.........      $  (0.32)      $   0.46       $  (0.16)      $  (0.38)      $  (0.25)
                                                 --------       --------       --------       --------       --------
Net income (loss) per share--diluted ......      $  (0.32)      $   0.44       $  (0.16)      $  (0.38)      $  (0.25)
                                                 --------       --------       --------       --------       --------

Weighted average shares used in basic per
  share calculation........................        39,435          9,878         49,807         15,572         54,167
                                                 --------       --------       --------       --------       --------
Weighted average shares used in diluted per
 share calculation.........................        39,435         10,475         49,807         15,572         54,167
                                                 --------       --------       --------       --------       --------



       The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

                                DOUBLECLICK INC.
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1998
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                                                                                          DOUBLECLICK/
                                                                              DOUBLECLICK/                  ABACUS/
                                                                               ABACUS                      NETGRAVITY
                                                       HISTORICAL             PRO FORMA     HISTORICAL     PRO FORMA
                                               -------------------------      ---------     ----------     ----------
                                               DOUBLECLICK       ABACUS       COMBINED      NETGRAVITY      COMBINED
                                               -----------      --------      ---------     ----------     ----------


Revenues ..................................      $ 30,297       $ 18,449      $ 48,746       $  4,335       $ 53,081
Cost of revenues ..........................        20,569          4,227        24,796          2,285         27,081
                                                 --------       --------      --------       --------       --------
   Gross profit ...........................         9,728         14,222        23,950          2,050         26,000
                                                 --------       --------      --------       --------       --------

Operating expenses
   Sales and marketing ....................        12,508          5,936        18,444          4,395         22,839
   General and administrative .............         4,970          2,244         7,214          1,462          8,676
   Product development ....................         2,579            851         3,430          2,059          5,489
                                                 --------       --------      --------       --------       --------

      Total operating expenses ............        20,057          9,031        29,088          7,916         37,004
                                                 --------       --------      --------       --------       --------

Income (loss) from operations .............       (10,329)         5,191        (5,138)        (5,866)       (11,004)
Interest and other net ....................         1,228            305         1,533             56          1,589
                                                 --------       --------      --------       --------       --------

Income (loss) before income taxes .........        (9,101)         5,496        (3,605)        (5,810)        (9,415)
Provision for income taxes ................            --          2,006         2,006             --          2,006
                                                 --------       --------      --------       --------       --------

Net Income (loss) .........................      $ (9,101)      $  3,490      $ (5,611)      $ (5,810)      $(11,421)
                                                 --------       --------      --------       --------       --------

Net income (loss) per share--basic ........      $  (0.34)      $   0.36      $  (0.15)      $  (1.42)      $  (0.30)
                                                 --------       --------      --------       --------       --------

Net income (loss) per share-diluted .......      $  (0.34)      $   0.34      $  (0.15)      $  (1.42)      $  (0.30)
                                                 --------       --------      --------       --------       --------

Weighted average shares used in basic per
 share calculation ........................        27,101          9,692        37,278          4,079         38,420
                                                 --------       --------      --------       --------       --------
Weighted average shares used in diluted per
 share calculation ........................        27,101         10,202        37,278          4,079         38,420
                                                 --------       --------      --------       --------       --------



       The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

                                DOUBLECLICK INC.
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                                                                                               DOUBLECLICK/
                                                                                DOUBLECLICK/                     ABACUS/
                                                                                 ABACUS                         NETGRAVITY
                                                        HISTORICAL              PRO FORMA      HISTORICAL       PRO FORMA
                                                -------------------------       ---------      ----------       ----------
                                                DOUBLECLICK       ABACUS        COMBINED       NETGRAVITY        COMBINED
                                                -----------      --------       ---------      ----------       ----------


Revenues ..................................      $  80,188       $  46,979       $ 127,167       $  11,557       $ 138,724
Cost of revenues ..........................         53,964           9,581          63,545           5,228          68,773
                                                 ---------       ---------       ---------       ---------       ---------

   Gross profit ...........................         26,224          37,398          63,622           6,329          69,951
                                                 ---------       ---------       ---------       ---------       ---------

Operating expenses:
   Sales and marketing ....................         29,180          12,628          41,808          10,351          52,159
   General and administrative .............         11,288           4,928          16,216           3,172          19,388
   Product development ....................          6,684           1,691           8,375           4,639          13,014
   Facility relocation & other ............           --               360             360            --               360
                                                 ---------       ---------       ---------       ---------       ---------

      Total operating expenses ............         47,152          19,607          66,759          18,162          84,921
                                                 ---------       ---------       ---------       ---------       ---------

Income (loss) from operations .............        (20,928)         17,791          (3,137)        (11,833)        (14,970)
Equity in losses of joint venture .........            --              (53)            (53)             --             (53)
Interest and other, net ...................          2,756             754           3,510             540           4,050
                                                 ---------       ---------       ---------       ---------       ---------

Income (loss) before income taxes .........        (18,172)         18,492             320         (11,293)        (10,973)
Provision for income taxes ................           --             7,066           7,066                           7,066
                                                 ---------       ---------       ---------       ---------       ---------

Net income (loss) .........................      $ (18,172)      $  11,426       $  (6,746)      $ (11,293)      $ (18,039)
                                                 =========       =========       =========       =========       =========
Net income (loss) per share--basic.........      $   (0.60)      $    1.17       $   (0.17)      $   (1.28)      $   (0.42)
                                                 ---------       ---------       ---------       ---------       ---------
Net income (loss) per share--diluted ......      $   (0.60)      $    1.12           (0.17)      $   (1.28)      $   (0.42)
                                                 ---------       ---------       ---------       ---------       ---------
Weighted average shares used in basic per
  share calculation .......................         30,440           9,727          40,654           8,823          43,124
                                                 ---------       ---------       ---------       ---------       ---------
Weighted average shares used in diluted per
  share calculation .......................         30,440          10,216          40,654           8,823          43,124
                                                 ---------       ---------       ---------       ---------       ---------




       The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

                                DOUBLECLICK INC.
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1997
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                                                          DOUBLECLICK/
                                                                              DOUBLECLICK/                  ABACUS/
                                                                               ABACUS                      NETGRAVITY
                                                        HISTORICAL            PRO FORMA      HISTORICAL    PRO FORMA
                                                -----------------------       ---------      ----------    ----------
                                                DOUBLECLICK     ABACUS        COMBINED       NETGRAVITY     COMBINED
                                                -----------    --------       ---------      ----------    ----------


Revenues ..................................      $ 30,597       $ 30,971      $ 61,568       $  6,358       $ 67,926
Cost of revenues ..........................        20,628          5,942        26,570          2,572         29,142
                                                 --------       --------      --------       --------       --------
   Gross profit ...........................         9,969         25,029        34,998          3,786         38,784
                                                 --------       --------      --------       --------       --------

Operating expenses:
   Sales and marketing ....................        10,710          8,000        18,710          6,073         24,783
   General and administrative .............         6,326          3,911        10,237          1,552         11,789
   Product development ....................         1,398          1,507         2,905          3,033          5,938
   Facility relocation & other ............          --              102           102           --              102
                                                 --------       --------      --------       --------       --------

      Total operating expenses ............        18,434         13,520        31,954         10,658         42,612
                                                 --------       --------      --------       --------       --------

Income (loss) from operations .............        (8,465)        11,509         3,044         (6,872)        (3,828)
Interest and other net ....................           109            297           406            (10)           396
                                                 --------       --------      --------       --------       --------

Income (loss) before income taxes .........        (8,356)        11,806         3,450         (6,882)        (3,432)
Provision for income taxes ................          --            4,309         4,309           --            4,309
                                                 --------       --------      --------       --------       --------

Net income (loss) .........................      $ (8,356)      $  7,497      $   (859)      $ (6,882)      $ (7,741)
                                                 ========       ========      ========       ========       ========
Net income (loss) per share--basic ........      $  (0.61)      $   0.78      $  (0.04)      $  (2.46)      $  (0.32)
Net income (loss) per share--diluted ......      $  (0.61)      $   0.74      $  (0.04)      $  (2.46)      $  (0.32)
Weighted average shares used in basic per
  share calculation .......................      $ 13,718       $  9,546        23,740          2,799         24,524
Weighted average shares used in diluted per
  share calculation .......................      $ 13,718         10,058        23,740          2,799         24,524


       The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

                                DOUBLECLICK INC.
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1996
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                                                                                             DOUBLECLICK/
                                                                                DOUBLECLICK/                   ABACUS/
                                                                                 ABACUS                       NETGRAVITY
                                                        HISTORICAL              PRO FORMA    HISTORICAL       PRO FORMA
                                                -------------------------       ---------    ----------       ----------
                                                DOUBLECLICK       ABACUS        COMBINED     NETGRAVITY        COMBINED
                                                -----------      --------       ---------    ----------       ----------


Revenues ..................................      $  6,514       $ 17,532       $ 24,046       $  1,939       $ 25,985
Cost of revenues ..........................         3,780          3,751          7,531            702          8,233
                                                 --------       --------       --------       --------       --------

      Gross profit ........................         2,734         13,781         16,515          1,237         17,752
                                                 --------       --------       --------       --------       --------

Operating expenses:
   Sales and marketing ....................         3,079          4,294          7,373          2,839         10,212
   General and administrative .............         2,145          2,204          4,349          1,315          5,664
   Product development ....................           618            913          1,531          1,764          3,295
                                                 --------       --------       --------       --------       --------

      Total operating expenses ............         5,842          7,411         13,253          5,918         19,171
                                                 --------       --------       --------       --------       --------

Income (loss) from operations .............        (3,108)         6,370          3,262         (4,681)        (1,419)

Interest and others, net ..................           (84)          (116)          (200)            54           (146)
                                                 --------       --------       --------       --------       --------

Income (loss) before income taxes .........        (3,192)         6,254          3,062         (4,627)        (1,565)
Provision for income taxes ................          --            2,389          2,389           --            2,389
                                                 --------       --------       --------       --------       --------

Net income (loss) .........................      $ (3,192)      $  3,865       $    673       $ (4,627)      $ (3,954)
                                                 ========       ========       ========       ========       ========

Net income (loss) per share--basic.........      $  (0.18)      $   0.43       $   0.02       $  (2.19)      $  (0.14)
                                                 --------       --------       --------       --------       --------
Net income (loss) per share--diluted ......      $  (0.18)      $   0.40       $   0.02       $  (2.19)      $  (0.14)
                                                 --------       --------       --------       --------       --------

Weighted average shares used in basic per
  share calculation .......................        18,118          9,094         27,667          2,111         28,258
Weighted average shares used in diluted per
  share calculation .......................        18,118          9,614         28,213          2,111         28,258




       The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

                NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                              FINANCIAL STATEMENTS

NOTE 1

         The unaudited pro forma condensed combined financial statements of DoubleClick and Abacus give retroactive effect to the proposed merger of DoubleClick and Abacus, which is expected to be accounted for as a pooling of interests and, as a result, the unaudited pro forma condensed combined balance sheet and statements of operations are presented as if DoubleClick and Abacus had been combined for all periods presented. On July 12, 1999, DoubleClick entered into an agreement to merge with NetGravity. The unaudited pro forma condensed combined financial statements of DoubleClick and Abacus have been updated to reflect the proposed merger with NetGravity, which is expected to be accounted for as a pooling of interests and, as a result, the unaudited pro forma condensed combined balance sheet and statements of operations are presented as if DoubleClick, Abacus and NetGravity had been combined for all periods presented.

         The unaudited pro forma condensed combined financial statements, including the related notes, should be read in conjunction with the historical consolidated financial statements and related notes of DoubleClick, Abacus and NetGravity which are incorporated by reference in this joint proxy statement/prospectus. Amounts from the Abacus and NetGravity historical consolidated financial statements have been reclassified in the unaudited pro forma condensed combined financial statements to conform with DoubleClick historical classifications.

         All share numbers in these unaudited pro forma condensed combined financial statements for all periods presented have been adjusted to reflect the DoubleClick 2-for-1 stock split that occurred in April 1999.

NOTE 2

         Basic net income (loss) per share is computed using the weighed average number of common shares outstanding during the period. Diluted net income (loss) per share is computed using the weighed average number of common and dilutive common equivalent shares outstanding during the period. Dilutive common equivalent shares consist of the incremental common shares issuable upon conversion of convertible preferred stock, convertible notes (using the if-converted method), and shares issuable upon exercise of stock options (using the treasury stock method). Common equivalent shares or shares issuable upon conversion of potentially dilutive securities are excluded from the computations if their effect is anti-dilutive. Pro forma net income (loss) per share is computed by adding DoubleClick historical weighted average shares outstanding to Abacus and NetGravity historical weighted average shares outstanding converted to give effect to the exchange ratio of 1.05 and 0.28, respectively.

NOTE 3

         The provision for income taxes does not reflect the benefit of DoubleClick's or NetGravity's net losses due to limitations and uncertainty surrounding realization.

NOTE 4

         It is anticipated that the combined company will incur estimated direct transaction charges of $16 million related to the proposed merger of DoubleClick with Abacus and $10.75 million for the NetGravity merger, principally in the quarter in which the proposed merger is consummated. These charges include estimated investment banking and financial advisory fees of approximately $12.5 million and $7.25 million for the Abacus and NetGravity merger, respectively, and other estimated merger related expenses totaling $3.5 million for each of the Abacus and NetGravity mergers consisting primarily of other professional services and estimated registration expenses. These anticipated charges are preliminary estimates and are subject to change. Actual amounts ultimately incurred could differ from the estimated amounts. The actual amounts will be charged to the statement of operations in the period the transaction is consummated. Additionally, the direct transaction charges do not include integration costs which may be incurred as of and subsequent to the mergers. Neither DoubleClick, Abacus or NetGravity have estimated the amount or nature of integration costs.